UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2017

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado 80112	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

January 13, 2017, Uranium Resources, Inc. (the “Company”) entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Dawson James Securities, Inc. (“Dawson”), pursuant to which the Company engaged Dawson to act as placement agents in a registered public offering of 1,399,140 shares of the Company’s common stock, par value, $0.001 per share, at a price to the public of $2.01 per share, and pre-funded warrants to purchase 3,426,731 shares of the Company’s Common Stock (collectively, the “Shares”), at a price to the public of $2.00 per pre-funded warrant (the “Offering”).  Pursuant to the terms of the Placement Agency Agreement, Dawson does not have any obligation to buy any of the Shares or to arrange for the purchase or sale of any specific number or dollar amount of Shares. The Company agreed to pay Dawson an aggregate fee of 8.0% of the gross proceeds from the Offering.

The Offering was registered pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-196880) (the “Registration Statement”) and the related base prospectus included in the Registration Statement, as supplemented by the prospectus supplement dated January 13, 2017. The legal opinion and consent of Hogan Lovells US LLP addressing the validity of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated into the Registration Statement.

The foregoing descriptions of the terms and conditions of the Placement Agency Agreement and pre-funded warrants are not complete and are qualified in their entirety by the full text of the Placement Agency Agreement and form of pre-funded warrant, which are filed herewith as Exhibits 10.1 and 4.1, respectively, and incorporated into this Item 1.01 by reference.

The Placement Agency Agreement contains customary representations and warranties, covenants, conditions to closing and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of those agreements and in the context of the specific relationship between the parties. The provisions of the Placement Agency Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Item 7.01 - Regulation FD Disclosure.

On January 19, 2017, the Company issued a press release announcing the closing of the Offering. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

 Item 9.01 - Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant.

5.1	Opinion of Hogan Lovells US LLP.

10.1	Placement Agency Agreement, dated January 13, 2017, among Uranium Resources, Inc. and Dawson James Securities, Inc.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

99.1	Press Release dated January 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2017

URANIUM RESOURCES, INC.

	By:	/s/ Jeffrey L. Vigil
	Name:	Jeffrey L. Vigil
	Title:	Vice President—Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant.

5.1	Opinion of Hogan Lovells US LLP.

10.1	Placement Agency Agreement, dated January 13, 2017, among Uranium Resources, Inc. and Dawson James Securities, Inc.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

99.1	Press Release dated January 19, 2017.